UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event reported):
November 9, 2021

Grocery Outlet Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38950	47-1874201
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5650 Hollis Street, Emeryville, California		94608
(Address of principal executive offices)		(Zip Code)
(510) 845-1999
(Registrant's telephone number, including area code)
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	GO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On November 9, 2021, Grocery Outlet Holding Corp. (the "Company") announced its financial results for the fiscal quarter ended October 2, 2021. The full text of the press release issued by the Company is furnished as Exhibit 99.1 to this report.
The information in Item 2.02 of this current report on Form 8-K (including Exhibit 99.1 furnished herewith) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
On November 9, 2021, the Company announced that its board of directors (the "Board") approved a share repurchase program (the "Share Repurchase Program") pursuant to which the Company is authorized to repurchase up to $100.0 million in shares of the Company's common stock. The Share Repurchase Program is effective immediately, does not have an expiration date and is expected to be funded using the Company’s cash on hand and cash from operations. As of October 2, 2021, the Company had $156.0 million of cash and cash equivalents, and approximately 96.0 million shares of common stock outstanding.
Repurchases under the Share Repurchase Program may be made, from time to time, in amounts and at prices the Company deems appropriate and may be made pursuant to a trading plan intended to qualify under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. Repurchases by the Company under the Share Repurchase Program will be subject to general market and economic conditions, applicable legal requirements and other considerations, and the Share Repurchase Program may be suspended, modified or discontinued by the Board at any time without prior notice at the Company’s discretion.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release entitled "Grocery Outlet Holding Corp. Announces Third Quarter Fiscal 2021 Financial Results" dated November 9, 2021.
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Grocery Outlet Holding Corp.

Date:	November 9, 2021	By:	/s/ Charles C. Bracher
		Name:	Charles C. Bracher
		Title:	Chief Financial Officer